UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             July 30, 2004

                               MICRO LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                         000-28787               050494587
----------------------------           -----------          ------------------
(State or other jurisdiction           (Commission           (IRS Employer
   of incorporation)                   File Number)         Identification No.)

                      29 Lakeside Drive, Johnston, RI 02919
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (401) 949-3562

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K

Section 5 - Amendment to Articles of Incorporation or Bylaws

Item 5.03     Amendment to Articles of Incorporation

         On November 15, 2004, Micro Laboratories, Inc. (the Company) filed a Certificate of Amendment to the Company's Articles of Incorporation, to increase the authorized shares of Company's common stock (par value ($0.001) from 50,000,000 to 300,000,000. This increase had been authorized by the Company's Board of Directorsa via resolution dated July 30, 2004.


Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (a) Copy of Certificate of Amendment (#C17073-97) dated November 15, 2004, filed with the Nevada Secretary of State.


     (b) Copy of Corporate Resolution dated July 30, 2004.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MICRO LABORATORIES, INC.



Date:  November 20, 2004          By         /S/ ROBERT H. THISTLE
                                     -------------------------------------------
                                      Robert H. Thistle
                                      Chairman of the Board


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